UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2022

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400 Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SAIA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Anthony Norwood, 55, has been appointed as Executive Vice President and Chief Human Resources Officer of the Company effective March 2, 2022.

Prior to Mr. Norwood’s employment with the Company, Mr. Norwood was employed from April 2020 to March 2022 by Trane Technologies, where he served as Vice President, Human Resources - Corporate. Mr. Norwood has also served in various HR executive roles from 2008 to 2020 at Ingersoll Rand, including as Vice President, Human Resources. Mr. Norwood previously held positions of increasing responsibility at Coca-Cola Bottling Co. Consolidated, Merck & Co, Inc. and the New Ventures Group of Lucent Technologies. He began his HR career with Amoco Corporation.

There is no arrangement or understanding between Mr. Norwood and any other person pursuant to which he is being appointed as Executive Vice President and Chief Human Resources Officer.  There are no family relationships between Mr. Norwood and any director or executive officer of the Company and there are no relationships or related transactions between Mr. Norwood and the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Norwood’s appointment as Executive Vice President and Chief Human Resources Officer, Mr. Norwood will be eligible to receive compensation on the following terms:

•	an annual base salary of $365,000;
•	participation in the Company’s annual incentive plan, with the current target bonus set at 50 percent of Mr. Norwood’s base salary;
•

participation in the Company’s long-term equity incentive plan with a target award of 70 percent of Mr. Norwood’s base salary comprised of the same mix of awards as executive officers of the Company (currently 50 percent of the long-term incentive opportunity awarded as performance stock units, 25 percent awarded as restricted stock and 25 percent awarded as stock options); and

•	participation in the employee benefit programs generally made available to the Company’s executives.

Item 9.01	Financial Statements and Exhibits

99.1	Press release of Saia, Inc. dated March 2, 2022

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.
Date: March 8, 2022	/s/ Kelly W. Benton Kelly W. Benton Vice President and Corporate Controller (Principal Accounting Officer)